SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  OCTOBER 27, 1998
                                                  ----------------

                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                         0-22616                     52-1822078
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(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


110 East 59th Street, New York, New York                           10022
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(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's Telephone Number, including area code  (212) 906-8440
                                                            --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
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     On October 27, 1998, NTL Incorporated  ("NTL") announced that it has priced an issue of $625 million of 11-1/2% Senior Notes due 2008 (the "Senior Notes"). The Senior Notes carry a cash-pay current coupon.

     The net proceeds of the offering will be used for refinancing existing indebtedness. The closing of the sale of the Senior Notes is expected to occur on November 2, 1998.

     The Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

     Accordingly, the Notes have been offered and sold within the United States under rule 144A only to "qualified institutional buyers" and outside the United States in accordance with Regulation S under the Securities Act.

     On October 28, 1998 NTL and Comcast UK Cable Partners Limited announced that Comcast UK had completed the sale of its interest in Birmingham Cable Corporation Limited to Telewest Communications plc, pursuant to the agreement announced on August 17, 1998. Telewest paid 127.5 million pounds sterling for Comcast UK's share in Birmingham Cable and for certain subordinated debt and fees owed by Birmingham Cable to Comcast UK. A further 2.5 million pounds sterling is payable when the amalgamation between Comcast UK and an NTL subsidiary becomes effective.

     A shareholders' meeting with respect to the amalgamation is scheduled for Thursday, October 29, 1998 and it is anticipated that the amalgamation will take place shortly thereafter.

     A copy of the press releases referred to above are attached hereto as exhibits and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits
------    ---------------------------------

          Exhibits

  99.1    Press release issued October 27, 1998.

  99.2    Press release issued October 28, 1998.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            NTL INCORPORATED
                                              (Registrant)


                                            By: /s/ Richard J. Lubasch
                                            -------------------------------
                                            Name:   Richard J. Lubasch
                                            Title:  Senior Vice President-
                                                      General Counsel


Dated: October 28, 1998

                                  EXHIBIT INDEX
                                  -------------



Exhibit                                                                Page
-------                                                                ----

  99.1    Press release issued October 27, 1998.

  99.2    Press release issued October 28, 1998.